UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2024 (December 29, 2023)

Tingo Group, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35850	27-0016420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 29, 2023, Tingo Group, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The number of shares entitled to vote at the Annual Meeting as of November 30, 2023, the record date, was 251,952,977 shares of common stock (the “Voting Stock”). The number of shares of Voting Stock present or represented by proxy at the Annual Meeting was 142,270,983 shares. At the Annual Meeting, stockholders (i) elected three directors to serve as the Company’s directors on its board of directors (“Board”) until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified, (ii) ratified the selection by the audit committee of the Brightman Almagor Zohar & Co. Certified Public Accountant, a firm in the Deloitte Global Network to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023, (iii) approved an amendment to the 2020 Equity Incentive Plan of Tingo Group Inc. to increase the total number of shares of common stock authorized to be issued pursuant to the plan from 25,000,000 shares to 30,000,000 shares, (iv) approved the Company’s 2023 Equity Incentive Plan, and (v) approved the compensation of the executive officers of Tingo Group, Inc. on an advisory basis.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 - Election of directors

Kenneth Denos, John M. Scott, and Sir David Trippier were elected to serve as the directors of the Board. The voting results were as follows:

Name	For	Withheld
Kenneth Denos	106,529,189	19,068,642
John M. Scott	120,263,628	5,334,203
Sir David Trippier, R.D., J.P., D.L.	120,462,492	5,135,339

Broker Non-Votes: 16,673,152

Proposal No. 2 - Ratification of independent registered public accounting firm

The stockholders ratified the selection of Brightman Almagor Zohar & Co. to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
137,141,990	5,093,809	35,184	0

Proposal No. 3 - 2020 equity incentive plan authorized share increase

The stockholders approved an amendment to the 2020 Equity Incentive Plan of Tingo Group Inc. to increase the shares of the common stock authorized to be issued pursuant to the plan from 25,000,000 shares to 30,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
87,883,454	37,647,646	66,731	16,673,152

Proposal No. 4 - To approve the 2023 Equity Incentive Plan of Tingo Group (the “2023 Plan”):

The stockholders approved the 2023 Equity Incentive Plan of TINGO GROUP (the “2023 Plan”). The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
93,592,682	31,793,688	211,461	16,673,152

Proposal No. 5 – Approval on an Advisory Basis of the Compensation of Executive Officers of the Company

The stockholders approved on an advisory basis the compensation of the executive officers of the Company. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
96,185,398	29,338,312	74,121	16,673,152

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2024

Tingo Group, Inc.

By:	/s/ Kenneth Denos
Name:	Kenneth Denos
Title:	Chief Executive Officer

2